Exhibit 99.2

PRESS RELEASE

IntercontinentalExchange to Acquire NYSE Euronext For $33.12 Per Share in Stock and Cash, Creating Premier Global Market Operator

- Supports transformative opportunities in clearing and market structure amid regulatory change;

- Dual headquarters in Atlanta and New York; will maintain iconic NYSE building

ATLANTA and NEW YORK and PARIS, December 20, 2012 – IntercontinentalExchange (NYSE: ICE), a leading operator of global markets and clearing houses, and NYSE Euronext (NYSE: NYX), the preeminent global equity, equity options and fixed income derivatives market operator, today announced a definitive agreement for ICE to acquire NYSE Euronext in a stock-and-cash transaction. The acquisition combines two leading exchange groups to create a premier global exchange operator diversified across markets including agricultural and energy commodities, credit derivatives, equities and equity derivatives, foreign exchange and interest rates. With leading clearing capabilities, the combined company will be well positioned to deliver efficiencies while serving customer demand for clearing and risk management globally.

Under the terms of the agreement, which was unanimously approved by the Boards of both companies, the transaction is currently valued at $33.12 per NYSE Euronext share, or a total of approximately $8.2 billion, based on the closing price of ICE’s stock on December 19, 2012. NYSE Euronext shareholders will have the option to elect to receive consideration per NYSE Euronext share of (i) $33.12 in cash, (ii) 0.2581 IntercontinentalExchange common shares or (iii) a mix of $11.27 in cash plus 0.1703 ICE common shares, subject to a maximum cash consideration of approximately $2.7 billion and a maximum aggregate number of ICE common shares of approximately 42.5 million. The overall mix of the $8.2 billion of merger consideration being paid by ICE is approximately 67% shares and 33% cash. The transaction value of $33.12 represents a 37.7% premium over NYSE Euronext’s closing share price on December 19, 2012.

•	NYSE Euronext shareholders will own approximately 36% of ICE shares post-transaction.

•	The cash portion of the transaction will be funded by a combination of cash on hand and existing ICE credit facilities.

•	The transaction is expected to close in the second half 2013, subject to regulatory approvals in Europe and the U.S. and approval by shareholders of both companies.

•	The majority of run-rate expense synergies of $450 million are expected to be achieved in the second full year post-closing.

•	Earnings accretion of greater than 15% is expected in the first year post-closing.

•	As a result of the transaction, ICE clearing will be more capital efficient and provide operational efficiencies for clearing members.

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ICE is committed to preserving the NYSE Euronext brand. ICE will maintain dual headquarters in Atlanta and New York. New York headquarters will be located in the Wall Street building, home to the iconic trading floor. ICE will also open a new midtown Manhattan office in June 2013.

•	ICE is also committed to maintaining the position of NYSE Liffe in London as a leading international market operator for derivatives products, including its benchmark interest rate complex.

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ICE intends to explore an initial public offering of Euronext as a Continental European-based entity following the closing of the acquisition if market conditions and European policy makers support the offering.

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Jeffrey C. Sprecher will continue as Chairman and CEO of the combined company and Scott A. Hill as CFO. Duncan L. Niederauer will be President of the combined company and CEO of NYSE Group. Four members of the NYSE Euronext Board of Directors will be added to the ICE Board of Directors which will be expanded to 15 members.

“Our transaction is responsive to the evolution of market infrastructure today and offers a range of growth opportunities, while enhancing competition in US and European markets and broadening our ability to address new markets and offer innovative products and services on a global platform,” said ICE Chairman and CEO Jeffrey C. Sprecher. “We believe the combined company will be better positioned to compete and serve customers across a broad range of asset classes by uniting our global brands, expertise and infrastructure. With a track record of growth and returns, clearing and M&A integration, we are well positioned to transform our combined companies into a premier global exchange operator that remains a leader in market evolution.”

PRESS RELEASE

“The Board of NYSE Euronext carefully considered a range of strategic alternatives and concluded that ICE is the ideal partner for NYSE Euronext in an evolving market landscape,” said Jan-Michiel Hessels, Chairman of the Board of NYSE Euronext. “We look forward to working with ICE to complete this compelling, value-enhancing combination.”

“This transaction leverages the strength of our iconic brand and the value we have created in our global equity and derivatives franchises – positioning the business for solid long-term growth and development,” said Duncan L. Niederauer, CEO of NYSE Euronext. “We are bringing together two highly complementary businesses, creating an end-to-end multi-asset portfolio that will be strongly positioned to serve a global client base and capture current and future growth opportunities.”

Benefits of the transaction include:

Financial

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Acquisition will unlock significant value through the achievement of merger related cost synergies. ICE has successfully integrated more than a dozen acquisitions in the last decade, with a track record of delivering on or exceeding synergy commitments.

•	The transaction is expected to be highly accretive to earnings in the first year after closing and produce returns on invested capital above the transaction’s cost of investment beginning in year two.

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Model delivers strong operating leverage while preserving healthy levels of recurring revenues and participation in a market recovery, positioned to perform well in a rising interest rate and improved equity market environment.

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Strong cash flows and balance sheet of the combined company support continued investments in growth initiatives while facilitating rapid deleveraging post-close. ICE, upon closing of the transaction intends to adopt a dividend policy that will provide for an annual dividend payment of approximately $300 million. This amount represents the aggregate amount of NYSE Euronext’s current annual dividend payment.

•	Provides for diversification among multiple asset classes and expands ICE’s reach into new markets, including the world’s largest asset class—interest rates—at current cyclical lows.

Operational

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Acquisition creates an unparalleled operator of global exchanges and clearing houses for agricultural and energy commodities, credit derivatives, equities and equity derivatives, foreign exchange and interest rates.

•	Benefits from strong global presence, infrastructure and brands across international markets.

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NYSE Liffe execution and clearing will be merged into ICE Clear Europe, creating an efficient clearing model poised for growth as interest rate markets recover and interest rate swap clearing develops.

•	ICE has proven transition capabilities and successfully launched ICE Clear Europe in November 2008, transferring approximately 26.5 million contracts and over $16 billion in initial margin.

Competition and Market Structure

•	Builds on track record of improving market transparency and expands resources to address challenges and opportunities in equity market structure.

•	Enhances innovation and competitiveness within U.S. and European rate markets.

•	Operational and capital efficiency in implementation of new regulatory requirements with compliant solutions already in place.

•	Emphasis on market safety and security via high-performance, integrated technology infrastructure.

ICE’s lead financial advisor is Morgan Stanley; further financial advice is being provided by BMO Capital Markets Corp., Broadhaven Capital Partners, JPMorgan, Lazard, Societe Generale Corporate & Investment Banking, and Wells Fargo Securities, LLC. ICE legal advisors are Sullivan & Cromwell LLP and Shearman & Sterling LLP. The principal financial advisers to NYSE Euronext are Perella Weinberg Partners and BNP Paribas. Legal advisers to NYSE Euronext are Wachtell, Lipton, Rosen & Katz, Slaughter & May, and Stibbe N.V. Further financial advice to NYSE Euronext is being provided by Blackstone Advisory Partners, Citigroup, Goldman Sachs & Co. and Moelis & Co.

PRESS RELEASE

Investor Conference Call

An investor conference call will be held at 8:45 a.m. ET/1:45 p.m. GMT today, December 20, 2012, and is available via the ICE and NYSE Euronext websites. U.S. participants may dial 1 (866) 700-7441 and international participants may dial +1 (617) 213-8839. The participant code is 20593477. The call will be available for replay on each investor website. Media may participate in the call on a listen-only basis.

ICE-CORP

About IntercontinentalExchange, Inc.

IntercontinentalExchange, Inc. (NYSE: ICE) is a leading operator of regulated futures exchanges and over-the-counter markets for agricultural, credit, currency, emissions, energy and equity index contracts. ICE Futures Europe hosts trade in half of the world’s crude and refined oil futures. ICE Futures U.S. and ICE Futures Canada list agricultural, currencies and Russell Index markets. ICE is also a leading operator of central clearing services for the futures and over-the-counter markets, with five regulated clearing houses across North America and Europe. ICE serves customers in more than 70 countries. For more information, please visit: www.theice.com.

The following are trademarks of IntercontinentalExchange, Inc. and/or its affiliated companies: IntercontinentalExchange; IntercontinentalExchange & Design; ICE; ICE and block design; ICE Futures Canada; ICE Futures Europe; ICE Futures U.S.; ICE Clear Credit; ICE Clear Europe; ICE Clear U.S.; ICE Clear Canada; The Clearing Corporation; U.S. Dollar Index; ICE Link and Creditex. All other trademarks are the property of their respective owners. For more information regarding registered trademarks owned by IntercontinentalExchange, Inc. and/or its affiliated companies, see https://www.theice.com/terms.jhtml.

About NYSE Euronext

NYSE Euronext (NYSE: NYX) is a leading global operator of financial markets and provider of innovative trading technologies. The company’s exchanges in Europe and the United States trade equities, futures, options, fixed-income and exchange-traded products. With approximately 8,000 listed issues (excluding European Structured Products), NYSE Euronext’s equities markets – the New York Stock Exchange, NYSE Euronext, NYSE MKT, NYSE Alternext and NYSE Arca – represent one-third of the world’s equities trading, the most liquidity of any global exchange group. NYSE Euronext also operates NYSE Liffe, one of the leading European derivatives businesses and the world’s second-largest derivatives business by value of trading. The company offers comprehensive commercial technology, connectivity and market data products and services through NYSE Technologies. NYSE Euronext is in the S&P 500 index. For more information, please visit: http://www.nyx.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss our future expectations or state other “forward-looking” information. Forward-looking statements involve a number of risks and uncertainties. ICE and NYSE Euronext caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving ICE and NYSE Euronext, including future financial results, ICE’s and NYSE Euronext’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in ICE’s and NYSE Euronext’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These risks and uncertainties include, without limitation, the following: the inability to close the merger in a timely manner; the inability to complete the merger due to the failure of NYSE Euronext stockholders to adopt the merger agreement or the failure of ICE stockholders to approve the issuance of ICE common stock in connection with the merger; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; the possibility that any of the anticipated benefits of the proposed transaction will not be realized; the risk that integration of NYSE Euronext’s operations with those of ICE will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the transaction on ICE’s, NYSE Euronext’s or the combined company’s respective business relationships, operating results and business generally; the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; general competitive, economic, political and market conditions and fluctuations; actions taken or conditions imposed by the United States and foreign governments and regulatory authorities; and adverse outcomes of pending or threatened litigation or government investigations. In addition, you should carefully consider the risks and uncertainties and other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the joint proxy

PRESS RELEASE

statement/prospectus to be delivered to ICE’s and NYSE Euronext’s respective shareholders, and in ICE’s and NYSE Euronext’s respective filings with the SEC that are available on the SEC’s web site located at www.sec.gov, including the sections entitled “Risk Factors” in ICE’s Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC on February 8, 2012, and ICE’s Quarterly Reports on Form 10-Q for the quarters ended June 30, 2012, as filed with the SEC on August 1, 2012 and September 30, 2012, as filed with the SEC on November 5, 2012, and “Risk Factors” in NYSE Euronext’s Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC on February 29, 2012. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. Except for any obligations to disclose material information under the Federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this press release.

Important Information About the Proposed Transaction and Where to Find It:

In connection with the proposed transaction, ICE intends to file with the SEC a registration statement on Form S-4, which will include a joint proxy statement/prospectus with respect to the proposed acquisition of NYSE Euronext. The final joint proxy statement/prospectus will be delivered to the stockholders of ICE and NYSE Euronext. Investors and security holders of both ICE and NYSE Euronext are urged to read the joint proxy statement/prospectus regarding the proposed transaction carefully and in its entirety, including any documents previously filed with the SEC and incorporated by reference into the joint proxy statement/prospectus, when it becomes available because it will contain important information regarding ICE, NYSE Euronext and the proposed merger. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about ICE and NYSE Euronext, without charge, at the SEC’s website at http://www.sec.gov/. Investors may also obtain these documents, without charge, from ICE’s website at http://www.theice.com.

Participants in the Merger Solicitation:

ICE, NYSE Euronext and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement.

You can find information about ICE and ICE’s directors and executive officers in ICE’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 8, 2012, and ICE’s proxy statement for its 2012 annual meeting of stockholders, as filed with the SEC on March 30, 2012.

You can find information about NYSE Euronext and NYSE Euronext’s directors and executive officers in NYSE Euronext’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the SEC on February 29, 2012, and NYSE Euronext’s proxy statement for its 2012 annual meeting of stockholders, filed with the SEC on March 26, 2012.

Additional information about the interests of potential participants will be included in the joint proxy statement/prospectuses, if and when it becomes available, and the other relevant documents filed by ICE and NYSE Euronext with the SEC.

This announcement does not constitute an offer or any solicitation of any offer, to buy or subscribe for any securities.

Media Contacts

ICE	NYSE Euronext	Agencies

Kelly Loeffler

VP Investor Relations & Corp. Communications

+1 770 857 4726

kelly.loeffler@theice.com

Claire Miller

Communications Director

+44 20 7065 7745

claire.miller@theice.com

Brookly McLaughlin

Communications Director

+1 312 836 6728

brookly.mclaughlin@theice.com

Robert J. Rendine

SVP Global Communications

+1 212 656 2180

rrendine@nyx.com

Richard Adamonis

SVP Corporate Communications

+1 212 656 2140

radamonis@nyx.com

Caroline Nico

VP Corporate Communications - Europe

+33 1 49 27 10 74

cnico@nyx.com

George Sard

Sard Verbinnen

(212) 687-8080

GSard@SARDVERB.com

Renee Soto

Sard Verbinnen

(212) 687-8080

RSoto@SARDVERB.com

Gill Ackers

Brunswick – London

+44 (0) 20 7404 5959

ice@brunswickgroup.com

Jerome Biscay

Brunswick – Paris

+33 1 53 96 83 83

ice@brunswickgroup.com

James Murgatroyd and Matthew Newton RLM Finsbury

+44 (0)20 7251 3801

James.Murgatroyd@RLMFinsbury.com

Matthew.Newton@RLMFinsbury.com

PRESS RELEASE

Investor Relations

ICE	NYSE Euronext

Kelly Loeffler VP Investor Relations & Corp. Communications +1 770 857 4726 kelly.loeffler@theice.com	Stephen Davidson SVP, Investor Relations +1.212.656.2183 sdavidson@nyx.com